Deutsche Asset Management [LOGO]
                                             A Member of the Deutsche Bank Group




Chief Executive Officer
Section 906 Certification under Sarbanes Oxley Act




I, Julian Sluyters, certify that:


1. I have reviewed this report, filed on behalf of Scudder Total Return Fund, on Form N-CSR;

2. Based on my knowledge and pursuant to 18 U.S.C. ss. 1350, the periodic report on Form N-CSR (the "Report") fully complies with the requirements of ss. 13 (a) or ss. 15 (d), as applicable, of the Securities Exchange Act of 1934 and that the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.





January 4, 2005                                       /s/Julian Sluyters
                                                      Julian Sluyters
                                                      Chief Executive Officer
                                                      Scudder Total Return Fund

                                                Deutsche Asset Management [LOGO]
                                             A Member of the Deutsche Bank Group










Chief Financial Officer
Section 906 Certification under Sarbanes Oxley Act




I, Paul Schubert, certify that:


1. I have reviewed this report, filed on behalf of Scudder Total Return Fund, on Form N-CSR;

2. Based on my knowledge and pursuant to 18 U.S.C. ss. 1350, the periodic report on Form N-CSR (the "Report") fully complies with the requirements of ss. 13 (a) or ss. 15 (d), as applicable, of the Securities Exchange Act of 1934 and that the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.





January 4, 2005                                   /s/Paul Schubert
                                                  Paul Schubert
                                                  Chief Financial Officer
                                                  Scudder Total Return Fund